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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 14, 1997




                          Commission file number 1-977
                                                 -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)



       PENNSYLVANIA                                   25-0877540
       ------------                                   ----------
(State or other jurisdiction                       (I.R.S. Employer
     of incorporation)                           Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
------------------------------------------------------------------------------
               (Address of principal executive offices; zip code)




                                 (412) 244-2000
                                 --------------
               (Registrant's Telephone No., including area code)


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Item 5.  Other Events
         ------------

         On November 14, 1997, the Registrant issued a press release regarding the sale of its Power Generation business unit and a modification to the Registrant's previously announced separation plan.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.

           99.1 Press Release concerning sale of Power Generation business unit and modification to Registrant's previously announced separation plan.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTINGHOUSE ELECTRIC CORPORATION
                                        (Registrant)


                                    By: /s/ ANGELINE C. STRAKA
                                        ------------------------
                                        Angeline C. Straka
                                        Vice President, Secretary and
                                        Assistant General Counsel


Date:  November 14, 1997


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                                 EXHIBIT INDEX





Exhibit No.         Description                            Sequential Page No.
-----------         -----------                            -------------------

 99.1               Press Release